                                                                  Exhibit 10.18

                                    AGREEMENT

         WHEREAS, Open Solutions Inc., a corporation formed under the laws of the State of Delaware with its principal place of business at 300 Winding Brook Drive, Glastonbury, Connecticut ("OSI"); and

         WHEREAS, Banking Spectrum, Inc., along with its affiliated corporation Banking Spectrum Services, Inc., are corporations formed under the laws of the State of New York each having a principal place of business at 57 West 38th Street, New York, NY 10018, hereinafter jointly ("BS"); and

         WHEREAS, OSI and BS entered into a Support & Services Agreement originally dated January 21, 1994 and Amendment No. 1 dated August 29, 1995 (together the "SSA"); and

         WHEREAS, pursuant to the SSA, BS was to provide OSI banking regulatory information and services including The Gold Book in computerized format to be offered with OSI's The Complete Banking Solution and related Add-On Banking Modules; and

         WHEREAS, pursuant to the SSA, OSI was to pay certain royalties and fees to BS for consulting, licenses and support services; and

         WHEREAS, certain issues have arisen regarding OSI's and BS's respective rights and obligations under the SSA which issues OSI and BS have mutually agreed to resolve by entering into this agreement (the "Agreement") and the Distribution Agreement and Non-Statutory Stock Option Agreement attached hereto; and

         WHEREAS, the parties now desire that the SSA be terminated and that this Agreement and the Distribution Agreement and the Non-Statutory Stock Option Agreement, to be executed simultaneously herewith, shall govern the parties' business relationship and dealings from the date of this Agreement forward.

         NOW, THEREFORE, in consideration of the simultaneous, mutual and reciprocal releases exchanged by the parties hereto, the mutual promises and covenants of the parties hereto contained in this Agreement, and in resolving the issues relating to the SSA, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Upon execution of this Agreement, OSI will pay BS the sum of One Hundred Thousand Dollars ($100,000.00) as payment in full for any and all consulting services provided by BS to OSI, at any time prior hereto, and any royalties claimed to be due to BS pursuant to the SSA or for any other reason; and

         2. OSI and BS will simultaneously with the execution of this Agreement execute a Non-Statutory Stock Option Agreement in a form identical to the Non-Statutory Stock Option Agreement attached hereto as Exhibit A; and

         3. Simultaneously with the execution of this Agreement, BS will execute a Distribution Agreement in a form identical to the Distribution Agreement attached hereto as Exhibit B; and

         4. Notwithstanding any provision in the SSA to the contrary, including without limitation any provisions that survive termination or cancellation of the SSA, except those provisions of the SSA regarding both OSI's and BS's obligations to protect the confidentiality of OSI's and BS's confidential, proprietary and/or trade secret information, the parties hereto agree that the parties' rights, obligations and liabilities pursuant to the SSA are hereby extinguished and the SSA is terminated by the execution of this Agreement; and

         5. The parties acknowledge and agree that the terms of this Agreement and the Distribution Agreement and Non-Statutory Stock Option Agreement shall govern the business dealings between the parties from the date of this Agreement forward; and

         6. Banking Spectrum, Inc. does hereby remise, release and forever discharge and by these presents does for its parents, subsidiaries, affiliates, divisions, subdivisions and any and all related entities, heirs, executors, administrators, successors and assigns, remise, release and forever discharge, OSI and any of its heirs, executives, administrators, predecessors, successors, assigns, parents, subsidiaries, subdivisions, affiliated or related entities, past, present or future officers, directors, shareholders, agents, servants, employees, attorneys or representatives from any and all action or actions, cause and causes of action, suits, debts, dues, sums of money, accounts reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims or demands whatsoever in law or in equity, under federal and state constitutions, statutes, laws, ordinances or regulations, or under common law, whether known or unknown, foreseen or unforeseen, which Banking Spectrum, Inc. ever had, now has, or, with regard to the SSA shall hereafter have or discover, including but not limited to any such claims in connection with or in any way relating to or arising out of the SSA; and

         7. Banking Spectrum Services, Inc. does hereby remise, release and forever discharge and by these presents does for its parents, subsidiaries, affiliates, divisions, subdivisions and any and all related entities, heirs, executors, administrators, successors and assigns, remise, release and forever discharge, OSI and any of its heirs, executives, administrators, predecessors, successors, assigns, parents, subsidiaries, subdivisions, affiliated or related entities, past, present or future officers, directors, shareholders, agents, servants, employees, attorneys or representatives from any and all action or actions, cause and causes of action, suits, debts, dues, sums of money, accounts reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims or demands whatsoever in law or in equity, under federal and state constitutions, statutes, laws, ordinances or regulations, or under common law, whether known or unknown, foreseen or unforeseen, which Banking Spectrum Services, Inc. ever had, now has, or, with regard to the SSA shall hereafter have or discover, including but not limited to any such claims in connection with or in any way relating to or arising out of the SSA; and

         8. OSI does hereby remise, release and forever discharge and by these presents does for its heirs, executors, administrators, successors and assigns, remise, release and forever discharge BS, and each of them, and any of their heirs, executors, administrators, predecessors, successors, assigns, parents, subsidiaries, subdivisions, affiliated or related entities, past, present or future officers, directors, shareholders, agents, servants, employees, attorneys or representatives, from any and all action or actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever in law or in equity, under federal and state constitutions, statutes, laws, ordinances or regulations, or under common law, whether known or unknown, foreseen or unforeseen, which OSI ever had, now has, or, with regard to the SSA shall hereafter have or discover, including but not limited to any such claims in connection with or in any way relating to or arising out of the SSA; and

         9. The parties expressly acknowledge that this Agreement is being made as a compromising settlement of disputed claims; that the execution of and compliance with this Agreement including any consideration paid in furtherance of the releases is not and shall not be construed to be an admission by any party of any liability or obligation whatsoever; and that the parties to this Agreement expressly deny any fault or liability on their part; that the parties hereto shall not seek to utilize or assert this Agreement or any consideration paid in furtherance of this Agreement as an admission in connection with any proceeding, action or claim; and

         10. The parties hereto enter into this Agreement solely to avoid the time, burden and expense of a protracted dispute; and

         11. The parties hereto affirmatively state that they have carefully read this entire Agreement, including the Non-Statutory Stock Option Agreement attached hereto as Exhibit A and the Distribution Agreement attached hereto as Exhibit B, that their attorneys have reviewed this Agreement and the Non-Statutory Stock Option Agreement and the Distribution Agreement with them and have fully explained its contents to them; and that the parties hereto have a full understanding of the contents of this Agreement and the Non-Statutory Stock Option Agreement and the Distribution Agreement and the effects thereof and that they did not rely and have not relied upon any written or oral representation or statement not set forth herein by any of the parties hereto or by any of their agents, servants, employees, representatives or attorneys with regard to the subject matter, basis or effect of this Agreement and Distribution Agreement or otherwise; and that they have executed this release voluntarily without coercion from anyone. This Agreement and the enforceability therefore shall be governed by and construed in accordance with the laws of the State of Connecticut.

         12. If any party to this Agreement shall waive any breach of any provision of this Agreement, no party shall be deemed to have waived any preceding or succeeding breach of the same or any other provisions of the Agreement. If any party to this Agreement breaches any terms of this Agreement, then that party shall pay to the non-defaulting party all of the non-defaulting party's costs and expenses including attorneys' fees incurred by that party in enforcing the terms of this Agreement.

         13. This Agreement may be executed in counterparts, each of which, when so executed and delivered, shall constitute a complete and original instrument, but all of which together shall constitute one and the same Agreement, and it shall not be necessary when making proof of this Agreement or any counterpart thereof to account for any other counterpart.

         14. OSI and BS acknowledge and agree that by virtue of having entered into the SSA, they have had access to confidential, proprietary and trade secret information of each other. OSI and BS agree not to in any way use, reveal or disclose any confidential, proprietary or trade secret information belonging to the other without written authority from the party to whom such information belongs. In addition, OSI and BS agree to take all necessary and reasonable steps to protect the confidentiality of all such information.

         15. (a) Any controversy or claim arising out of or relating to this Agreement or the breach thereof will be settled by arbitration, before one arbitrator, in accordance with the rules of the American Arbitration Association then in effect, or by the American Arbitration Association in the event the parties are unable to agree upon a selection of an arbitrator. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrator will be selected by the parties from a panel of arbitrators/attorneys having experience with the data processing business. The parties agree that any arbitration shall be held in Hartford, Connecticut. The arbitrator will have no authority to award damages not measured by the prevailing party's actual damages and may not, in any event, make any relief, finding or award that does not conform to the terms and conditions of this Agreement. Neither party, nor the arbitrator, may disclose the existence or results of any arbitration hereunder without the express prior written consent of both parties. Prior to initiation of arbitration, the aggrieved party will give the other party written notice, in accordance with this Agreement, describing the claim and amount as to which it intends to initiate arbitration.

              (b) Notwithstanding the foregoing agreement regarding arbitration, if either party, individually or in concert with any other person, breaches, or threatens to commit a breach of any of the provisions of this Agreement, the other party shall have the right and remedy to have this Agreement specifically enforced by any court of competent jurisdiction by seeking and receiving temporary and/or preliminary injunctive relief, specific performance or other appropriate relief. The parties agree that any court granting any equitable relief shall maintain jurisdiction to modify or enforce any equitable issued by the court.

         IN WITNESS WHEREOF, the parties have signed this instrument dated as of this 26th day of March, 1998.

                                            BANKING SPECTRUM, INC.

                                            By: /s/ Carlos P. Naudon
                                                --------------------------------
                                                Name:  Carlos P. Naudon
                                                Title:  President

STATE OF NEW YORK                       )
                                        )      ss.:
COUNTY OF NEW YORK                      )

         On this the 26th day of March, 1998, before me personally appeared Carlos P. Naudon, the President of BANKING SPECTRUM, INC., Signer of the foregoing instrument and acknowledged the same to be his/her free act and deed, before me.

                                            /s/ Jeffrey W. Allister
                                            ------------------------------------
                                            Notary Public
                                            My Commission Expires: June 30, 1999

                                            BANKING SPECTRUM SERVICES, INC.

                                            By: /s/ Carlos P. Naudon
                                                --------------------------------
                                                Name:  Carlos P. Naudon
                                                Title: President


STATE OF NEW YORK                       )
                                        )        ss.:
COUNTY OF NEW YORK                      )

         On this the 26th day of March, 1998, before me personally appeared Carlos P. Naudon, the President of BANKING SPECTRUM SERVICES, INC., Signer of the foregoing instrument and acknowledged the same to be his/her free act and deed, before me.


                                            /s/ Jeffrey W. Allister
                                            ------------------------------------
                                            Notary Public
                                            My Commission Expires: June 30, 1999



                                            OPEN SOLUTIONS INC.

                                            By: /s/ Douglas Anderson
                                                --------------------------------
                                                Name:  Douglas Anderson
                                                Title: Chairman/CEO


STATE OF CONNECTICUT                    )
                                        )        ss.:
COUNTY OF HARTFORD                      )

         On this the 30th day of March, 1998, before me personally appeared Douglas Anderson, the Chairman and CEO of BANKING SPECTRUM, INC., Signer of the foregoing instrument and acknowledged the same to be his/her free act and deed, before me.


                                            /s/ Carol B. Carstens
                                            ------------------------------------
                                            Notary Public
                                            My Commission Expires: Sep. 30, 2001

                                                                       EXHIBIT A

                               OPEN SOLUTIONS INC.

                      NON-STATUTORY STOCK OPTION AGREEMENT
                      ------------------------------------

         1. GRANT OF OPTION. OPEN SOLUTIONS INC., a Delaware corporation (the "Company"), hereby grants to _____________________ (the "Optionee") an option, pursuant to the Company's 1994 Stock Option Plan (the "Plan"), to purchase an aggregate of _______ shares of Common Stock ("Common Stock") of the Company at a price of $0.45 per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

         2. NON-STATUTORY STOCK OPTION. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         3.  EXERCISE OF OPTION AND PROVISIONS FOR TERMINATION.

             (a) VESTING SCHEDULE. Except as otherwise provided in this Agreement, this option may be exercised prior to the 10th anniversary of the date of grant (hereinafter the "Expiration Date") as to an aggregate of _______ shares of Common Stock of the Company. The option shall be exercisable, in whole or in part, with respect to all shares covered by this option not yet purchased at any time prior to the Expiration Date or the earlier termination of this option. This option may not be exercised at any time on or after the Expiration Date.

             (b) EXERCISE PROCEDURE. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than 10 whole shares.

             (c) EFFECT OF TERMINATION OF RELATIONSHIP WITH THE COMPANY. In the event that the Optionee ceases to be a consultant or advisor to the Company prior to the Expiration Date, this option may be exercised at any time prior to the Expiration Date, subject to the terms and conditions set forth in this Agreement.

         4.  PAYMENT OF PURCHASE PRICE.

             (a) METHOD OF PAYMENT. Payment of the purchase price for shares purchased upon exercise of this option shall be made (i) by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Company, by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulation T promulgated by the Federal Reserve Board), or (iv) by any combination of such methods of payment.

             (b) VALUATION OF SHARES OR OTHER NON-CASH CONSIDERATION TENDERED IN PAYMENT OF PURCHASE PRICE. For the purposes hereof, the fair market value of any share of the Company's Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

             (c) DELIVERY OF SHARES TENDERED IN PAYMENT OF PURCHASE PRICE. If the Optionee exercises this option by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

             (d) RESTRICTIONS ON USE OF OPTION STOCK. Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

         5.  DELIVERY OF SHARES; COMPLIANCE WITH SECURITIES LAWS, ETC.

             (a) GENERAL. Subject to the Company's right of first refusal under
Section 12, the Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

             (b) LISTING, QUALIFICATION, ETC. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification or disclosure, or to satisfy such other condition.

         6. NONTRANSFERABILITY OF OPTION. This option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred (i) by will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

         7. NO SPECIAL EMPLOYMENT OR SIMILAR RIGHTS. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment or other relationship of the Optionee with the Company for the period within which this option may be exercised.

         8. RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         9.  ADJUSTMENT PROVISIONS.

             (a) GENERAL. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in
Section 16(a) of the Plan.

             (b) BOARD AUTHORITY TO MAKE ADJUSTMENTS. Any adjustments under this Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

         10. MERGERS, CONSOLIDATION, DISTRIBUTIONS, LIQUIDATIONS, ETC. In the event of a merger or consolidation or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of a liquidation of the Company, prior to the Expiration Date or termination of this option, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 17(a) of the Plan.

         11. WITHHOLDING TAXES. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

         12. RIGHT OF FIRST REFUSAL.

             (a) GRANT. The Company is hereby granted the right of first refusal (the "Right of First Refusal"), exercisable in connection with any proposed transfer of any Shares purchased in accordance with this Agreement. For purposes of this Section 12, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition for value of the Shares intended to be made by the Optionee, but shall not include any of the permitted transfers under paragraph (e) of Section 3 and the term "Optionee" includes any successor in interest by reason of purchase, gift or other transfer.

             (b) NOTICE OF INTENDED DISPOSITION. In the event the Optionee desires to accept a bona fide third-party offer for the transfer of any or all of the Shares (the shares subject to such offer to be hereinafter called the "Target Shares"), the Optionee shall promptly (i) deliver to the Company written notice as specified in Section 14 (the "Disposition Notice") of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of Target Shares to such third-party offeror would not be in contravention of any other provision set forth in this Agreement.

             (c) EXERCISE OF RIGHT. The Company (or its assignees) shall, for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon the same terms and conditions specified therein, subject to the immediately following paragraph. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to the Optionee prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the Optionee shall deliver to the Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer.

         Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Optionee and the Company (or its assignees) cannot agree on such cash value within ten (10) days after the Company's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Optionee and the Company (or its assignees) or, if they cannot agree on an appraiser within twenty (20) days after the Company's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Optionee and the Company. The closing shall then be held on the LATER of
(i) the fifth business day following delivery of the Exercise Notice or (ii) the fifth business day after such cash valuation shall have been made.

             (d) NON-EXERCISE OF RIGHT. In the event the Exercise Notice is not given to the Optionee within twenty-five (25) days following the date of the Company's receipt of the Disposition Notice, the Optionee shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; PROVIDED, however, that any such sale or disposition must not be effected in contravention of the other provisions of this Agreement. The third-party offeror shall acquire the Target Shares free and clear of the Company's Right of First Refusal hereunder, but the acquired shares shall remain subject to the securities law restrictions of this Agreement. In the event Optionee does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the Company's Right of First Refusal shall continue to be applicable to any subsequent disposition of the Target Shares by Optionee until such right lapses in accordance with paragraph (f) below.

             (e) PARTIAL EXERCISE OF RIGHT. In the event the Company (or its assignees) makes a timely exercise of the Right of First Refusal with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Optionee shall have the option, exercisable by written notice to the Company delivered within thirty (30) days after the date of the Disposition Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

                           (i) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of paragraph (d), as if the Company did not exercise the Right of First Refusal hereunder; or

                           (ii) sale to the Company (or its assignees) of the
                 portion of the Target Shares which the Company (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of paragraph (c) above.

                 Failure of Optionee to deliver timely notification to the Company under this paragraph (e) shall be deemed to be an election by Optionee to sell the Target Shares pursuant to alternative (i) above.

                 (f)       LAPSE. The Right of First Refusal under this
Section 12 shall lapse and cease to have effect upon the sale of securities pursuant to a registration statement filed by the Company under the Securities Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company is subject to the requirements of Sections 12(g) or 15(d) of the Securities and Exchange Act of 1934, whichever event shall first occur.

             13. INVESTMENT REPRESENTATIONS; LEGENDS.

                 (a) REPRESENTATIONS. The Optionee represents, warrants and covenants that:

                          (i) Any shares purchased upon exercise of this option shall be acquired for the Optionee's account for investment only, and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

                          (ii) The Optionee has had such opportunity as he, she or it has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

                          (iii) The Optionee is able to bear the economic risk
                 of holding such shares acquired pursuant to the exercise of this option for an indefinite period.

                          (iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

                           (v) The Optionee agrees that, if the Company offers any of its Common Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Company, offer, sell, contract to sell or otherwise dispose of, directly or indirectly (a "Disposition"), any shares purchased upon exercise of this option for a period of 90 days after the effective date of such registration statement.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 13.

         (b) LEGENDS ON STOCK CERTIFICATE. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

                 "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

                 "The shares of stock represented by this certificate are subject to certain restrictions on transfer and a right of first refusal contained in an Option Agreement, a copy of which will be furnished upon request by the issuer."

             14. MISCELLANEOUS.

                  (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

                  (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

                  (c) This option shall be governed by and construed in accordance with the laws of the State of Connecticut.

Date of Grant:                                  OPEN SOLUTIONS INC.

____________, 19__                              By:
                                                      _________________________

                                                Title:
                                                      _________________________

                                                Address:

                              OPTIONEE'S ACCEPTANCE

         The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1994 Stock Option Plan.

                                         [                                     ]

                                         ______________________________________

                                                 ADDRESS:

                                                 ______________________________

                                                 ______________________________

                                                                       EXHIBIT B

                             DISTRIBUTION AGREEMENT

         THIS DISTRIBUTION AGREEMENT (the "Distribution Agreement"), dated March __, 1998 ("Effective Date"), is by and between Banking Spectrum, Inc. ("Banking Spectrum"), a New York corporation, with principal offices at 57 West 38th Street, New York, New York 10018, and Open Solutions Inc. ("OSI"), a Delaware corporation with principal offices at 300 Winding Brook Drive, Glastonbury, Connecticut 06035.

                                    RECITALS

         A. This Distribution Agreement implements elements of that certain Agreement, dated March ___, 1998 (the "Agreement"), between the parties in connection with the termination of various matters in dispute that arose under that certain Support and Services Agreement between the parties, dated
January 21, 1994.

         B. This Distribution Agreement establishes a structure and process by which OSI, upon request, will obtain certain digitized data and information, and associated software, all as described herein, from Banking Spectrum, enabling OSI to fulfill certain of its current contractual commitments with up to twenty
(20) Client Banks.

         C. In satisfying its obligations to the Client Banks, OSI will function only as an initial provider of the Banking Spectrum product, with Banking Spectrum assuming any licensing, product delivery and any post-delivery product support obligations under direct contractual relationships between Banking Spectrum and those Client Banks.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    SECTION 1

                                   DEFINITIONS

         As used herein, the following words and phrases shall have the following meanings:

         1.1 "CLIENT BANKS OR CLIENT BANK." The financial institutions listed on EXHIBIT A that, upon request to OSI, have the right to receive an initial copy of the Product under existing agreements between OSI and the Client Banks.

         1.2 "DIRECT END-USER SUPPORT." Telephone hotline consultation service provided to End-Users by Banking Spectrum in accordance with the terms and conditions of the agreement between an End-User and Banking Spectrum.

         1.3 "END-USERS OR END-USER." Client Banks that, upon request to OSI, receive the Product from Banking Spectrum, at OSI's direction.

         1.4 "END-USER LICENSE." A software license by which Banking Spectrum grants its customers certain rights to use the Gold Book, which license shall be substantially the same as the form of license that is Exhibit B.

         1.5 "GOLD BOOK." The Banking Spectrum product known as "The Electronic Gold Book: The Manual of Bank Operations", which is the standard, off-the-shelf machine readable version of the text files and accompanying software programs, in object code only, that, at the time of any OSI request hereunder, is routinely offered by Banking Spectrum to financial institutions in accordance with its normal business practices, as such product is further described in EXHIBIT C.

         1.6 "PRODUCT." The Banking Spectrum deliverable to an End-User, which is a package comprised of (i) the Gold Book, which resides on diskettes, (ii) the instruction booklets and other information prepared for End-Users concerning the use of the Gold Book; and (iii) a fully executed copy of End-User License. As used in this Distribution Agreement, unless the content requires otherwise, the term "Product" will be used interchangeably with the term "Gold Book".

         1.7 "UPDATES." Periodic information updates to the Gold Book as described in any documentation and marketing literature relating to the Product, which Updates, if any, shall be provided directly to the End-Users by Banking Spectrum pursuant to the End-User License and at such cost to each End-User as therein provided.

                                    SECTION 2

               DISTRIBUTION APPOINTMENT; BANKING SPECTRUM SUPPORT

         2.1 Banking Spectrum grants to OSI the nonexclusive right to market and distribute an initial copy of the Product to End-Users in accordance with this Distribution Agreement. As further described in SECTION 3, during the term of this Distribution Agreement, Banking Spectrum agrees to promptly provide one (1) initial copy of the Product to each Client Bank designated by OSI, which number of initial copies of the Product in the aggregate shall not exceed twenty (20), or one (1) copy per Client Bank. The version of the Gold Book to be supplied to each Client Bank in response to any such request shall be the latest version or release of the Gold Book that is being offered by Banking Spectrum to its customers (including Updates to existing customers that have installed the latest version or release of the Gold Book) at the time of the OSI request.

         2.2 As requested by an End-User, Banking Spectrum shall make available the Direct End-User Support at such fees and in accordance with such terms and conditions as Banking Spectrum and each End-User shall mutually agree.

                                    SECTION 3

                           PRODUCT ORDERS AND SHIPMENT

         3.1 (A) From time to time, OSI shall prepare and submit to Banking Spectrum purchase orders stating the number of Client Banks that are to receive initial copies of the Product, along with shipping instructions, with shipment by Banking Spectrum to each designated Client Bank expected to occur no later than thirty (30) days thereafter.

         (B) If at the time of OSI's request for a copy of the Product, the Gold Book no longer is commercially offered, Banking Spectrum shall provide the designated Client Bank with a copy of the last version of the Gold Book that was made available in accordance with Banking Spectrum's then-existing commercial practices.

         3.2 Banking Spectrum shall use all reasonable efforts to ship the Product to each Client Bank within ten (10) days of receipt of orders for the Product. Packaging and means of shipment of Product shall be determined by Banking Spectrum unless otherwise agreed. Risk of loss with respect to Product shall pass from Banking Spectrum at the time Product is delivered to the designated Client Bank. Product damaged in transit promptly shall be returned to Banking Spectrum, accompanied by such documentation as may reasonably be required to assert any claims that may lie against the carrier causing such damage.

         3.3 Banking Spectrum agrees that its failure to ship the Product to an End-User in accordance with this Section 3 shall be deemed to be a material default under this Distribution Agreement, subject to the procedures stated in
SECTION 9.2

                                    SECTION 4

                                     PAYMENT

         4.1 The per-copy compensation for up to twenty (20) initial copies of the Gold Book, including up to twenty (20) End-User Licenses, has been paid in advance to Banking Spectrum in accordance with the Agreement. The license fee for the End-User's use of the initial copies of the Product shall be deemed to be fully paid for the remaining term of the contract between OSI and each of the Client Banks, not to exceed a period of five (5) years from the Effective Date.

         4.2 To the extent that any fees other than the license fees for use of the initial copy of the Gold Book are incurred by an End-User, E.G., fees for Updates and the Direct End-User Support, those fees shall be paid to Banking Spectrum under an agreement between Banking Spectrum and the End-User.

                                    SECTION 5

                        PROPRIETARY PROTECTION OF PROGRAM

         5.1 OSI is authorized to engage in the marketing and distribution of the initial copies of the Product, in the form and packaging as delivered by Banking Spectrum, in accordance with the terms of this Distribution Agreement. This Distribution Agreement shall not be construed to grant to OSI any other right, title, or interest in any intellectual property rights embodied in or associated with the Product, or any right to copy, modify, loan, or lease any or all portions of the Gold Book. All other OSI rights in respect of the Product shall be subject to the terms and conditions of its own separately negotiated End-User License with Banking Spectrum. Under no circumstances shall OSI decompile the object code portion of the Gold Book to a source code version.

         5.2 Except as provided in this Distribution Agreement, OSI agrees not to loan, rent, sublicense or provide access to the Gold Book, for a fee or otherwise, to any third party for the purpose of any execution, use, or copying of the Gold Book not authorized by the End-User License included with each Product.

                                    SECTION 6

                     WARRANTIES AND LIMITATIONS OF LIABILITY

         6.1 Banking Spectrum warrants to and for the benefit of OSI that Banking Spectrum owns or has rights to the Gold Book and any associated documentation, including any intellectual property rights associated therewith, that are adequate to enable Banking Spectrum (i) to perform its obligations,
(ii) to authorize the
distribution of the Product by OSI, and (iii) to authorize the use of the Gold Book by the End-Users in accordance with the terms and conditions of the End-User License.

         6.2 Banking Spectrum warrants to and for the benefit of OSI that the Product and the distribution thereof do not infringe the trademarks, patents, copyrights, or other proprietary rights of any third party.

         6.3 Banking Spectrum warrants to and for the benefit of OSI and the End-Users that the Gold Book will operate in substantial compliance with the applicable functional description of the Gold Book provided to End-Users from time to time.

         6.4 Banking Spectrum agrees to copy the "Returns Form" attached hereto as EXHIBIT D and to provide adequate quantities of such Returns Forms to all End-Users. The End-Users may return unopened or opened packages of Product to Banking Spectrum only when a Returns Form has been duly filled out and signed by an End-User indicating one of the approved reasons for return.

         6.5 OSI acknowledges that Banking Spectrum does not warrant to an End-User that the content of the Gold Book is an accurate representation of, or in compliance with, the applicable state and/or Federal laws and regulations.

                                    SECTION 7

                     DISCLAIMER AND LIMITATIONS OF LIABILITY

         7.1 THE WARRANTIES SET FORTH IN SECTION 6 ARE IN LIEU OF ALL OTHER WARRANTIES, AND BANKING SPECTRUM DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         7.2 Subject to SECTION 8.1, the liability of Banking Spectrum to OSI for any claim whatsoever related to the Product or this Distribution Agreement, including any cause of action sounding in contract, tort, or strict liability, for each of the affected Client Banks that has obtained (or has requested and not obtained) an initial copy of the Product shall not exceed the full costs incurred by OSI with respect to any such Client Bank in replacing the Gold Book with a third party product that OSI in its sole discretion deems to be a reasonable and comparable equivalent of the Gold Book; PROVIDED further that notwithstanding the foregoing, Banking Spectrum's liability under this
SECTION 7.2 (but excluding SECTION 8.1) shall not in the aggregate exceed the sum of One Hundred Thousand Dollars ($100,000.00).

         7.3 Neither party shall be liable to the other party (or any customer of such other party) for any loss-of-profit, loss of data, down-time, indirect, incidental, special or consequential damages arising out of or relating to its performance or lack thereof under this Distribution Agreement or the use of the Gold Book, whether or not such party has been advised of the possibility of such claim, demand or action.

         7.4 The foregoing limitations of liability shall not apply to damages arising out of claims alleging infringement of any third-party proprietary rights for which indemnification is made pursuant to SECTION 8.1 hereof.

                                    SECTION 8

                                 INDEMNIFICATION

         8.1 Banking Spectrum hereby indemnifies and agrees to defend and hold OSI harmless from and against any and all claims, demands or actions and costs, liabilities, or losses arising out of any actual or alleged infringement of any patent, trademark, or copyright or violation of any trade secret or other intellectual property rights by any component of the Product furnished hereunder, including, but not limited to, claims that arise from the End-User's use of the Gold Book. Further, to the extent that a Client Bank makes a claim, demand or brings an action against Banking Spectrum and/or OSI arising out of any breach by Banking Spectrum of its obligations to that Client Bank under the End-User License, Banking Spectrum hereby indemnifies and agrees to hold OSI harmless from any and all such claims, demands or actions and costs, liabilities or losses that arise therefrom. This duty to indemnify OSI shall be in addition to the warranty obligations of Banking Spectrum.

         8.2 OSI hereby indemnifies and agrees to hold Banking Spectrum harmless from and against any and all claims, demands, or actions and any cost, liabilities, or losses arising out of any statements or representations made by OSI, employees, or agents with respect to the Gold Book, except for statements that are direct quotations of the documentation and marketing materials provided by Banking Spectrum to OSI for use in connection with the distribution of the Product.

         8.3 The foregoing indemnities are in addition to any rights otherwise under this Distribution Agreement, but shall be expressly contingent on the party seeking indemnity (i) notifying the indemnifying party in writing of any such claim, demand, action, or liability; (ii) cooperating in the defense or settlement thereof; and (iii) allowing the indemnifying party to control the defense or settlement of the same.

                                    SECTION 9

                              TERM AND TERMINATION

         9.1 The term of this Distribution Agreement shall be five (5) years from the Effective Date, or the date that initial copy number twenty (20) of the Product is delivered to an End-User, whichever first occurs.

         9.2 Either party may terminate this Distribution Agreement if the other party commits a material breach of any of the terms hereof and such breach remains uncured thirty (30) days after written notice of such breach has been furnished to the party in breach by the other party.

                                   SECTION 10

                                  MISCELLANEOUS

         10.1 OSI is an independent contractor under this Distribution Agreement, and nothing herein shall be construed to create a partnership, joint venture, or agency relationship between the parties hereto.

         10.2 Each party represents and warrants that it has full power and authority to undertake the obligations set forth in this Distribution Agreement and that it has not entered into any other agreement nor will it enter into any other agreements that would render it incapable of satisfactorily performing its obligations hereunder. This Distribution Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective representatives, successors and permitted assigns.

         10.3 Each party agrees that it will comply with the material requirements of all applicable laws and regulations of governmental bodies or agencies in its performance with respect to the distribution and licensing of the Product under this Distribution Agreement.

         10.4 Each party represents that it is acting on its own behalf and is not acting as an agent for or on behalf of any third party. Neither party may assign its rights or obligations under this Distribution Agreement without the prior written consent of the other party.

         10.5 All notices and other communications required or permitted to be given under this Distribution Agreement shall be in writing and shall be considered effective when deposited in the U.S. mail, postage prepaid, and addressed to the appropriate party at the address first stated above, unless by such notice a different address shall have been designated.

         10.6 (A) All questions concerning the validity, operation, interpretation, and construction of this Distribution Agreement will be governed by and determined in accordance with the laws of the State of Connecticut, not including the law of conflicts of laws.

              (B) Any controversy or claim arising out of or relating to this Distribution Agreement or the breach thereof, will be settled by arbitration, before one arbitrator, in accordance with the rules of the American Arbitration Association then in effect, or by the American Arbitration Association in the event the parties are unable to agree upon a selection of an arbitrator. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrator will be selected by the parties from a panel of arbitrators/attorneys having experience with the data processing business. The parties agree that any arbitration shall be held in Hartford, Connecticut. The arbitrator will have no authority to award damages not measured by the prevailing party's actual damages and may not, in any event, make any relief, finding or award that does not conform to the terms and conditions of this Distribution Agreement. Neither party, nor the arbitrator, may disclose the existence or results of any arbitration hereunder without the express prior written consent of both parties. Prior to initiation of arbitration, the aggrieved party will give the other party written notice, in accordance with this Distribution Agreement, describing the claim and amount as to which it intends to initiate arbitration.

              (C) Notwithstanding the foregoing agreement regarding arbitration, if either party, individually or in concert with any other person, breaches, or threatens to commit a breach of any of the provisions of this Distribution Agreement, the other party shall have the right and remedy to have this Distribution Agreement specifically enforced by any court of competent jurisdiction by seeking and receiving temporary and/or preliminary injunctive relief, specific performance or other appropriate relief. The parties agree that any court granting any equitable relief shall maintain jurisdiction to modify or enforce any equitable relief issued by the court.

         10.7 If any action in arbitration or at law or in equity is necessary to enforce or interpret the terms of this Distribution Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements, in addition to any other relief to which such party may be entitled.

         10.8 Neither party shall by mere lapse of time, without giving notice or taking other action hereunder, be deemed to have waived any breach by the other party of any of the provisions of this Distribution Agreement. Further, the waiver by either party of a particular breach of this Distribution Agreement by the other shall not be construed as or constitute a continuing waiver of such breach or of other breaches of the same or other provisions of this Distribution Agreement.

         10.9 Except for the Agreement, the parties hereto acknowledge that this Distribution Agreement is the complete and exclusive statement of agreement respecting the subject matter hereto and supersedes all proposals (oral or written), understandings, representations, conditions, and other communications between the parties relating hereto. This Distribution Agreement may be amended only by a subsequent writing that specifically refers to this Distribution Agreement and is signed by both parties, and no other act, document, usage, or custom shall be deemed to amend this Distribution Agreement.

         WHEREBY, the parties hereto have caused this Distribution Agreement to be executed in duplicate copies by their duly authorized representatives.


OPEN SOLUTIONS INC.

By:
      _____________________________

Title:
      _____________________________

Date:  March __, 1998



BANKING SPECTRUM, INC.

By:
      _____________________________

Title:
      _____________________________

Date:  March __, 1998

                                    EXHIBIT A

                              LIST OF CLIENT BANKS


The Simsbury Bank
Seneca Falls Savings Bank
Gloversville Federal
American Federal Bank
First Federal Savings of Warren
Patriot Bank
Dean Co-operative Bank
The Waldoboro Bank
Canadaiqua National Bank
First National of Ipswich
Claremont Savings Bank
American Bank of Lehigh Valley
First National of Suffield
South Valley State Bank
Albion Savings & Loan
Fairport Savings & Loan
Savings Bank of Utica
Savings Bank of Manchester
Savings Bank of The Finger Lakes
Middlesboro Federal Bank, FSB

                                    EXHIBIT B

                            FORM OF END-USER LICENSE

         THIS LICENSE ("License") is by and between Banking Spectrum, Inc., with an office at 57 West 38th Street, New York, New York 10018 ("Banking Spectrum") and __________________ a _____________________ corporation with an office at____

______________________________________,_________________________________________
("You or "Your").

A.       LICENSE
--------------------------------------------------------------------------------

In consideration of the payment of the license fee stated in associated documentation, You receive an unrestricted and nonexclusive License to use "The Electronic Gold Book" for Your own internal business purposes, but not for resale, relicensing, or other redistribution, subject to the terms and conditions in this License. No terms, conditions or stipulations written on a purchase order or similar document issued by You will affect these License terms. The copyright and all other right, title and interest in The Electronic Gold Book shall at all times remain with Banking Spectrum.

B.       PERMITTED USES
--------------------------------------------------------------------------------


YOU MAY:

- Use The Electronic Gold Book on single workstations up to the number of licenses purchased for that purpose or on a Local Area Network ("LAN") server pursuant to payment of the applicable network fee. Separate fees apply if You wish to install The Electronic Gold Book on more than one network server.

- Make one additional copy of The Electronic Gold Book in machine readable form for backup purposes only.

- Install the periodic updates (supplements) to The Electronic Gold Book as provided by Banking Spectrum pursuant to payment of the appropriate annual maintenance fee.

YOU MAY NOT:

- Transfer Your rights to use The Electronic Gold Book to a third party without the express written permission of Banking Spectrum.

- Sublease, lease, sell, distribute, rent, permit concurrent use of, or grant other rights in The Electronic Gold Book or its contents.

- Make copies of The Electronic Gold Book or any part of its contents, whether printed or in electronic format, or of any materials provided except as permitted above.

- Translate, reverse engineer, decompile or disassemble any part of The Electronic Gold Book.

- Modify, adapt or create derivative works based on any part of the Electronic Gold Book.

C.       DISCLAIMERS AND LIMITATIONS OF LIABILITY
--------------------------------------------------------------------------------

The Electronic Gold Book is a publication provided in electronic means. As such:

                  This publication is designed to provide accurate and authoritative information in regard to the subject matter covered. It is sold with the understanding that the publisher is not engaged in rendering legal, accounting or other professional service. If legal advice or other expert assistance is required, the services of a competent professional person should be sought. -- From a Declaration of Principles jointly adopted by a Committee of the American Bar Association and a Committee of Publishers and Associations.

EXCEPT AS OTHERWISE PROVIDED HEREIN, BANKING SPECTRUM DISCLAIMS ALL WARRANTIES AS TO THE ELECTRONIC GOLD BOOK, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, (i) ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR (ii) ANY WARRANTIES OF FUNCTIONALITY, COMPLIANCE WITH FEDERAL, STATE OR LOCAL LAWS AND REGULATIONS, OR DATA INTEGRITY OR PROTECTION. THE WARRANTIES SET FORTH BELOW ARE IN LIEU OF ALL OTHER WARRANTIES.

For a period of thirty (30) days from the date of purchase, Banking Spectrum solely warrants that:

- The media on which Banking Spectrum has supplied The Electronic Gold Book is not defective and The Electronic Gold Book is properly recorded on such media.

- The Electronic Gold Book functions substantially as described in this documentation.

Your sole remedy under this limited warranty is to return any defective media for replacement within the 30-day warranty period. If the defect persists following the replacement, You shall be entitled to a full refund of the license fees provided that You return to Banking Spectrum all copies of The Electronic Gold Book and accompanying materials.

BANKING SPECTRUM SHALL NOT BE LIABLE TO YOU OR ANY OTHER PARTY
FOR ANY LOSS-OF-PROFIT, LOSS OF DATA, INDIRECT, INCIDENTAL, SPECIAL

OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATING TO THE USE OF THE ELECTRONIC GOLD BOOK.

D.       TERM
--------------------------------------------------------------------------------

The license granted under this License shall remain in effect until terminated or expired. To receive updates (supplements) to The Electronic Gold Book, You must pay the applicable annual maintenance fee.

E.       MISCELLANEOUS
--------------------------------------------------------------------------------

You understand and agree that The Gold Book is being provided by Banking Spectrum via this License in lieu of, and in satisfaction of, an obligation of Open Solutions Inc., if any, to provide The Electronic Gold Book to You under an existing contract with You.

The provisions herein constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, oral or written, and all other communications relating to the subject matter hereof. No amendment or modification of any provision of this License shall be effective unless set forth in a document that purports to amend this License and is executed by both parties hereto.

IN WITNESS WHEREOF, the duly authorized representatives of parties have caused this License to be executed in duplicate copies, effective as of the Effective Date.

                                             BANKING SPECTRUM, INC.

                                             By:
                                                    ____________________________
                                             Name:
                                                    ____________________________
                                                            (Print)
                                             Title:
                                                    ____________________________
                                             Date:
                                                    ____________________________

                                             ___________________________________

                                             By:
                                                    ____________________________
                                             Name:
                                                    ____________________________
                                                            (Print)
                                             Title:
                                                    ____________________________
                                             Date:
                                                    ____________________________

                                    EXHIBIT C

                          DESCRIPTION OF THE GOLD BOOK

         The Gold Book's text incorporates current statutes, regulations and court decisions and offers a compilation of the most efficient practices and policies of banks. It is a functional guide to daily banking operations that is organized to facilitate quick and easy reference, and the content also embraces the needs of the depositor from a public relations standpoint.

                                    EXHIBIT D

                              PRODUCT RETURNS FORM

End-User's name: ____________________

Date of acquisition: _______________________

Product name: ________________________
Reason for return by End-User:


_____ License terms unacceptable (unopened packages only)

_____ Product will not operate on designated hardware and operating system configuration

_____ Media defective

_____ Documentation defective in that (specify defect)__________________________

      __________________________________________________________________________

_____ Product defective in that (specify failure to conform to specifications)

      __________________________________________________________________________

_____ Other (specify): _________________________________________________________

Return accounted by: __________________________

Date: ___________________